UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR SECTION 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 14, 2021

Teledyne Technologies Incorporated

(Exact name of registrant as specified in its charter)

Delaware	1-15295	25-1843385
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1049 Camino Dos Rios Thousand Oaks, California	91360-2362
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (805) 373-4545

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	TDY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

Teledyne Technologies Incorporated (“Teledyne”) previously filed a Current Report on Form 8-K on May 14, 2021 (the “Initial Report”) to report the completion of the Company’s acquisition of FLIR Systems, Inc. (“FLIR”), pursuant to the terms of the Agreement and Plan of Merger, dated as of January 4, 2021, by and among Teledyne, Firework Merger Sub I, Inc., Firework Merger Sub II, LLC and FLIR.

The purpose of this Current Report on Form 8-K/A (the “Amended Report”) is to amend Items 9.01(a) and 9.01(b) of the Initial Report to provide the financial statements and pro forma financial information required by Item 9.01 of Form 8-K that were previously omitted from the Initial Report as permitted by Item 9.01(a)(3) and 9.01(b)(2). This Amended Report does not amend any other item of the Initial Report and all other information previously reported in or filed with the Initial Report is hereby incorporated by reference to this Amended Report. This Amended Report should be read in connection with the Initial Report.

The pro forma financial information included in this Amended Report has been presented for informational purposes only, as required by Form 8-K, and is not intended to, and does not purport to, represent what Teledyne’s actual results or financial condition would have been had the acquisition been completed as of the dates indicated or will be for any future periods.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

FLIR’s audited consolidated balance sheets as of December 31, 2020 and 2019, the related consolidated statements of income, comprehensive income (loss), shareholders’ equity, and cash flows for each of the years in the three-year period ended December 31, 2020, the related notes, and the report of KPMG LLP, independent registered accounting firm, dated February 25, 2021, included in Item 8 of FLIR’s (File No. 000-21918) Annual Report on Form 10-K filed with the SEC on February 25, 2021 are (i) incorporated herein by reference, and (ii) incorporated by reference as Exhibit 99.1 to this report.

FLIR’s unaudited consolidated balance sheet as of March 31, 2021 and 2020, the related consolidated statements of income, comprehensive income (loss), shareholders’ equity, and cash flows for each of the three months ended March 31, 2021 and 2020, and the related notes are (i) incorporated herein by reference, and (ii) incorporated by reference as Exhibit 99.2 to this report.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information of Teledyne as of and for the year ended January 3, 2021, giving effect to the acquisition of FLIR, which are included in the joint proxy statement/prospectus (the “Joint Proxy Statement/Prospectus”) filed with the SEC on April 12, 2021 in the section entitled “Unaudited Pro Forma Condensed Combined Financial Statements” beginning on page 160 of the Joint Proxy Statement/Prospectus, are (i) incorporated herein by reference, and (ii) incorporated by reference as Exhibit 99.3 to this report.

The unaudited pro forma condensed combined financial information of Teledyne, giving effect to the acquisition of FLIR, as of and for the three months ended April 4, 2021, are (i) incorporated herein by reference, and (ii) incorporated by reference as Exhibit 99.4 to this report.

(d) Exhibits.

Exhibit No.	Description

23.1	Consent of KPMG LLP, Independent Registered Public Accounting Firm of FLIR*

99.1	FLIR and subsidiaries audited consolidated balance sheets as of December 31, 2020 and 2019, the related consolidated statements of income, comprehensive income (loss), shareholders’ equity, and cash flows for each of the years in the three-year period ended December 31, 2020, the related notes, and the report of KPMG LLP, independent registered accounting firm, dated February 25, 2021, included in Item 8 of FLIR’s (File No. 000-21918) Annual Report on Form 10-K filed with the SEC on February 25, 2021

99.2	FLIR and subsidiaries unaudited consolidated balance sheets as of March 31, 2021 and 2020, the related consolidated statements of income, comprehensive income (loss), shareholders’ equity, and cash flows for each of the three months ended March 31, 2021 and 2020, the related notes, included in Item 1 of FLIR’s (File No. 000-21918) Quarterly Report on Form 10-Q filed with the SEC on May 6, 2021

99.3	Unaudited pro forma condensed combined statement of income for the fiscal year ended January 3, 2021; unaudited pro forma condensed combined balance sheet as of January 3, 2021; and notes to unaudited pro forma condensed combined financial information, included in the Joint Proxy Statement/Prospectus

99.4	Unaudited pro forma condensed combined statement of income for the three months ended April 4, 2021, unaudited pro forma condensed combined balance sheet as of April 4, 2021; and notes to unaudited pro forma condensed combined financial information*

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELEDYNE TECHNOLOGIES INCORPORATED

By:	/s/ Melanie S. Cibik
Melanie S. Cibik
Senior Vice President, General Counsel, Chief Compliance Officer and Secretary
Dated: July 2, 2021